Advances From Customers	7 Months Ended
Aug. 07, 2023
Boa Vista Servicos S A [member]
Advances From Customers [Line Items]
Advances From Customers
20	Advances from customers
Refers to the amounts paid in advance by customers for the future utilization of services over a certain period of time. Revenue from these contracts will be recognized as the use of products / services provided occurs.

	August 7,	December 31,
	2023	2022
Opening balance on January 1	—	2,232
Additions	10,150	17,979
Utilization (*)	(6,921)	(20,211)

End balance of the period	3,229	—

(*)
Mainly related to the advance of the consideration received from customers to render decision services. At August 7, 2023 and December 31, 2022, the amount of advances from customers is R$3,229 and R$0, respectively, which will be recognized as revenue according to the use of services by the customers. The amount of R$6,921 were recognized as revenue in the period ended August 7, 2023 (R$20,211 in the year ended December 31, 2022).